                                                                     Exhibit 23





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 7, 1996 incorporated by reference in Sinter Metals, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                                ARTHUR ANDERSEN LLP

Cleveland, Ohio,
  June 21, 1996.